Exhibit 99.3

Directors, Executive Officers and Capitalization of the Expected Subsidiary Guarantors

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
190 Flamingo, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Michael Grey (VP) Mary E. Higgins (Treasurer) Eileen Moore (General Manager, Senior VP) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
AJP Holdings, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	AJP Parent, LLC
AJP Parent, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
B I Gaming Corporation	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Bally’s Midwest Casino, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne
Bally’s Park Place, Inc.	Common stock	25,000	100

Randall Eisenberg (Chief Restructuring Officer)

Mary E. Higgins (Treasurer)

N. Lynne Hughes (Assistant Secretary, VP)

Kevin Ortzman (Senior VP, General Manager)

John Payne (President)

Scott E. Wiegand (Secretary)

Karen Worman (VP - Finance)

					Mary E. Higgins John Payne
Benco, Inc.	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Thomas M. Jenkin (Senior VP) John Payne (President) Gary Selesner (Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Biloxi Hammond, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Grand Casinos of Biloxi, LLC
Biloxi Village Walk Development, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Grand Casinos of Biloxi, LLC

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
BL Development Corp.	Common stock	100,000,000	1	R. Scott Barber (Senior VP) Lee Dillard (VP - Finance) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Boardwalk Regency Corporation	Common stock	1,000	100

Randall Eisenberg (Chief Restructuring Officer)

Mary E. Higgins (Treasurer)

N. Lynne Hughes (Assistant Secretary, VP)

Kevin Ortzman (Senior VP, General Manager)

John Payne (President)

Scott E. Wiegand (Secretary)

					Mary E. Higgins John Payne
Caesars Entertainment Canada Holding, Inc.	Common stock	10,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Entertainment Finance Corp.	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Entertainment Golf, Inc.	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Entertainment Retail, Inc.	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars India Sponsor Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	California Clearing Corporation
Caesars License Company, LLC (f/k/a Harrah’s License Company, LLC)	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Caesars Marketing Services Corporation (f/k/a Harrah’s Marketing Services Corporation)	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Gary Selesner (VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars New Jersey, Inc.	Common stock	30,000,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Caesars Palace Corporation	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Palace Realty Corporation	Common stock	50	50	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Gary Selesner (Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Palace Sports Promotions, Inc.	Common stock	2,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars Riverboat Casino, LLC	Membership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Bradley Seigel (Senior VP, General Manager)	Roman Holding Corporation Of Indiana
Caesars Trex, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars United Kingdom, Inc.	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars World Marketing Corporation	Common stock	2,500	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars World Merchandising, Inc.	Common stock	2,500,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Caesars World, Inc.	Common stock Preferred Stock	50,000,000 1,000,000	500 0	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
California Clearing Corporation	Common stock	2,500	200	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Gary Selesner (Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Casino Computer Programming, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne
Chester Facility Holding Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Harrah’s Chester Downs Investment Company, LLC
Consolidated Supplies, Services and Systems	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
CZL Development Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer, Senior VP) John Payne (President) Steve Tight (Senior VP)	Caesars Entertainment Operating Company, Inc.
DCH Exchange, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
DCH Lender, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Desert Palace, Inc.	Common stock	14,000 (Class A Non-Voting) 1,000 (Class B Voting)	11,391 (Class A Non-Voting) 0 (Class B Voting)	Randall Eisenberg (Chief Restructuring Officer) Michael Grey (VP) Mary E. Higgins (Treasurer) John Payne (President) Gary Selesner (General Manager, Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Durante Holdings, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	AJP Holdings, LLC
East Beach Development Corporation	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
FHR Corporation	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
GCA Acquisition Subsidiary, Inc.	Common stock	100,000,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
GNOC, Corp.	Common stock	5,000,000	3,002,510	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) N. Lynne Hughes (Assistant Secretary) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc. - Biloxi)	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Jonathan Jones (Senior VP, General Manager) John Payne (President) Dan Real (Senior VP)	Grand Casinos, Inc.
Grand Casinos of Mississippi, LLC—Gulfport	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Grand Casinos, Inc.
Grand Casinos, Inc.	Common stock	100,000,000	1	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Grand Media Buying, Inc.	Common stock	100,000,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Grand Casinos, Inc.	Mary E. Higgins John Payne
Harrah South Shore Corporation	Common stock	2,000	2,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Koster (Senior VP) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Arizona Corporation	Common stock	100	100

Janet Beronio (Senior VP)

Randall Eisenberg (Chief Restructuring Officer)

Mary E. Higgins (Treasurer, Secretary)

Thomas M. Jenkin (Senior VP)

John Payne (President)

Robert Livingston (General Manager, VP)

					Mary E. Higgins John Payne
Harrah’s Bossier City Investment Company, L.L.C.	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Dan Real (Senior VP) Mike Rich (General Manager, Senior VP)	Harrah’s Shreveport/Bossier City Investment Company, LLC

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Harrah’s Bossier City Management Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Caesars Entertainment Operating Company, Inc.
Harrah’s Chester Downs Investment Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) N. Lynne Hughes (Assistant Secretary, VP) John Payne (President)	Caesars Entertainment Operating Company, Inc.
Harrah’s Chester Downs Management Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Ronald Baumann (General Manager, Senior VP) Randall Eisenberg (Chief Restructuring Officer) Mary Higgins (Treasurer) N. Lynne Hughes (Assistant Secretary, VP) John Payne (President)	Harrah’s Chester Downs Investment Company, LLC
Harrah’s Illinois Corporation	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) John Payne (President) Darren Vandover (General Manager, Senior VP)	John Payne
Harrah’s Interactive Investment Company	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s International Holding Company, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation)	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Iowa Arena Management, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Loren Guidry (Senior VP) Mary E. Higgins (Treasurer) Daniel L. Nita (Senior VP) John Payne (President) Janae Sternberg (VP)	Caesars Entertainment Operating Company, Inc.
Harrah’s Management Company	Common stock	25,000	1	R. Scott Barber (Senior VP) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer, Secretary) John Payne (President) Brooks Robinson (Senior VP, General Manager)	Mary E. Higgins John Payne
Harrah’s Maryland Heights Operating Company	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Daniel L. Nita (Senior VP) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Harrah’s MH Project, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Harrah’s NC Casino Company, LLC	Membership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer)	Harrah’s Management Company
Harrah’s New Orleans Management Company	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Dan Real (General Manager, Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s North Kansas City LLC (f/k/a Harrah’s North Kansas City I LLC)	Membership interests	N/A - sole member	N/A - sole member	Thomas Cook (Senior VP) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Jim Janchar (VP - Finance) Daniel L. Nita (Senior VP) John Payne (President)	Caesars Entertainment Operating Company, Inc.
Harrah’s Operating Company Memphis, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Caesars Entertainment Operating Company, Inc.
Harrah’s Pittsburgh Management Company	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Reno Holding Company, Inc.	Common stock	1,000	400	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Shreveport Investment Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Harrah’s Shreveport Management Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Harrah’s Shreveport/Bossier City Holding Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Harrah’s Shreveport/Bossier City Investment Company, LLC	Membership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer)	Harrah’s New Orleans Management Company Harrah’s Shreveport/Bossier City Holding Company, LLC Harrah’s Shreveport Investment Company, LLC Harrah’s Shreveport Management Company, LLC
Harrah’s Southwest Michigan Casino Corporation	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s Travel, Inc.	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harrah’s West Warwick Gaming Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Harveys BR Management Company, Inc.	Common stock	2,500	1,000	Randall Eisenberg (Chief Restructuring Officer) Loren Guidry (General Manager, Senior VP) Mary E. Higgins (Treasurer) Daniel L. Nita (Senior VP) John Payne (President) Janae Sternberg (VP - Finance)	Mary E. Higgins John Payne
Harveys C.C. Management Company, Inc.	Common stock	2,500	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Harveys Iowa Management Company, Inc.	Common stock	2,500	1,000	Randall Eisenberg (Chief Restructuring Officer) Loren Guidry (General Manager, Senior VP) Mary E. Higgins (Treasurer) Daniel L. Nita (Senior VP) John Payne (President) Janae Sternberg (VP - Finance)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Harveys Tahoe Management Company, Inc.	Common stock	2,500	1,000

John Buschman (VP - Finance)

Randall Eisenberg (Chief Restructuring Officer)

Mary E. Higgins (Treasurer)

Thomas Jenkin (Senior VP)

John Koster (Senior VP)

John Payne (President)

Scott E. Wiegand (Secretary)

					Mary E. Higgins John Payne
H-BAY, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
HBR Realty Company, Inc.	Common stock	2,500	2,500

Randall Eisenberg (Chief Restructuring Officer)

Loren Guidry (General Manager, Senior VP)

Mary E. Higgins (Treasurer)

Daniel L. Nita (Senior VP)

John Payne (President)

Janae Sternberg (VP - Finance)

Scott E. Wiegand (Secretary)

					Mary E. Higgins John Payne
HCAL, LLC	Membership interests	N/A - sole member	N/A - sole member	Jill Barrett (VP) Janet Beronio (General Manager, Senior VP) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Thomas M. Jenkin (Senior VP) John Payne (President)	Caesars Entertainment Operating Company, Inc.
HCR Services Company, Inc.	Common stock	2,500	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer, Director) John Payne (President) Scott E. Wiegand (Secretary)	John Payne Mary Higgins
HEI Holding Company One, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
HEI Holding Company Two, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
HHLV Management Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Caesars Entertainment Operating Company, Inc.
Hole in the Wall, LLC	Membership interests	N/A - 100% member	N/A - 100% member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Horseshoe Entertainment	Limited partnership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer)	New Gaming Capital Partnership (General Partner)
Horseshoe Gaming Holding, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Dan Real (Senior VP) Mike Rich (Senior VP)	Caesars Entertainment Operating Company, Inc.
Horseshoe GP, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Thomas M. Jenkin (Senior VP) John Payne (President) Dan Real (Senior VP) Mike Rich (General Manager, Senior VP)	Horseshoe Gaming Holding, LLC
Horseshoe Hammond, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) Daniel L. Nita (General Manager, Senior VP) John Payne (President)	Horseshoe Gaming Holding, LLC
Horseshoe Shreveport, L.L.C.	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Horseshoe Gaming Holding, LLC
HTM Holding, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Koval Holdings Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Koval Investment Company, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Koval Holdings Company, LLC
Las Vegas Golf Management, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc. (Member) Mary E. Higgins (Manager) John Payne (Manager)

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Las Vegas Resort Development, Inc.	Common stock Preferred Stock Preferred - Series A Preferred - Series B Preferred - Series C	50,000,000 2,000,000 4,000 1,652,000 1,000	Not provided	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
LVH Corporation	Common stock	25,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Martial Development Corp.	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Nevada Marketing, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
New Gaming Capital Partnership	Limited partnership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer)	Horseshoe Gaming Holding, LLC (General Partner)
Ocean Showboat, Inc.	Common stock	100,000,000	100,000,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) N. Lynne Hughes (Assistant Secretary, VP) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Parball Corporation	Common stock	25,000	1,000	Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
PHW Manager, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Michael Grey (VP) Mary E. Higgins (Treasurer) David Hoenemeyer (General Manager, Senior VP) John Payne (President) Gary Selesner (Senior VP)	Mary E. Higgins (Manager) John Payne (Manager)
Players Bluegrass Downs, Inc.	Common stock	100	100	Randy Conry (Senior VP, General Manager) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne
Players Development, Inc.	Common stock	2,500	100	Randall Eisenberg (Chief Restructuring Officer) John Payne (President)	John Payne
Players Holding, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Players International, LLC
Players International, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Players LC, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Players Holding, LLC
Players Maryland Heights Nevada, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Players Holding, LLC
Players Resources, Inc.	Common stock	2,500	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Players Riverboat II, LLC	Membership interests	N/A	N/A	Randall Eisenberg (Chief Restructuring Officer)	Players Riverboat, LLC Players Riverboat Management, LLC
Players Riverboat Management, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Players Holding, LLC
Players Riverboat, LLC	Membership interests	N/A - 100% member	N/A - 100% member	Randall Eisenberg (Chief Restructuring Officer)	Players Holding, LLC
Players Services, Inc.	Common stock	2,500	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Reno Crossroads LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Reno Projects, Inc.	Common stock	2,500	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Rio Development Company, Inc.	Common stock Preferred Stock	15,000 10,000,000	100 0	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Gary Selesner (Senior VP) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Robinson Property Group Corp.	Common stock	1,000	1,000	R. Scott Barber (Senior VP) Lee Dillard (VP - Finance) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Roman Entertainment Corporation of Indiana	Common stock	1,000	1,000	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne
Roman Holding Corporation of Indiana	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Mary E. Higgins John Payne
Showboat Atlantic City Mezz 1, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 2, LLC
Showboat Atlantic City Mezz 2, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 3, LLC
Showboat Atlantic City Mezz 3, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 4, LLC
Showboat Atlantic City Mezz 4, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 5, LLC
Showboat Atlantic City Mezz 5, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 6, LLC
Showboat Atlantic City Mezz 6, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 7, LLC
Showboat Atlantic City Mezz 7, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 8, LLC

Name of Expected Subsidiary Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors / Managing Members
Showboat Atlantic City Mezz 8, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Showboat Atlantic City Mezz 9, LLC
Showboat Atlantic City Mezz 9, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Ocean Showboat, Inc.
Showboat Atlantic City Operating Company, LLC	Membership interests	N/A - sole member	N/A - sole member

Randall Eisenberg (Chief Restructuring Officer)

Mary E. Higgins (Treasurer)

N. Lynne Hughes (Assistant Secretary, VP)

Kevin Ortzman (Senior VP, General Manager)

John Payne (President)

Karen Worman (VP - Finance)

Ocean Showboat, Inc.
Showboat Atlantic City Propco, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) N. Lynne Hughes (Assistant Secretary, VP) John Payne (President)	Showboat Atlantic City Mezz 1, LLC
Showboat Holding, Inc.	Common stock	1,000	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Southern Illinois Riverboat/Casino Cruises, Inc.	Common stock	2,500	100	Randy Conroy (Senior VP, General Manager) Randall Eisenberg (Chief Restructuring Officer) John Payne (President)	John Payne
Tahoe Garage Propco, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President)	Harveys Tahoe Management Company, Inc. (Member)
TRB Flamingo, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.
Trigger Real Estate Corporation	Common stock	100	100	Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Tunica Roadhouse Corporation (f/k/a Sheraton Tunica Corporation)	Common stock	100	100	R. Scott Barber (Senior VP) Lee Dillard (VP - Finance) Randall Eisenberg (Chief Restructuring Officer) Mary E. Higgins (Treasurer) John Payne (President) Scott E. Wiegand (Secretary)	Mary E. Higgins John Payne
Village Walk Construction, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Grand Casinos of Biloxi, LLC
Winnick Holdings, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Winnick Parent, LLC
Winnick Parent, LLC	Membership interests	N/A - sole member	N/A - sole member	Randall Eisenberg (Chief Restructuring Officer)	Caesars Entertainment Operating Company, Inc.